UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2019

AERPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9987 Carver Road Cincinnati, OH	45242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 985-1920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ARPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1) Departure of Stephen Hoffman as Chief Executive Officer, Principal Executive Officer and Director

On October 15, 2019, Stephen Hoffman departed his positions as Chief Executive Officer of Aerpio Pharmaceuticals, Inc. (the “Company”) and as principal executive officer of the Company, effective immediately. On October 15, 2019, Dr. Hoffman also resigned as a director of the Company, effective immediately.

(2) Departure of Michael Rogers as Chief Financial and Business Officer, Principal Financial Officer and Principal Accounting Officer

On October 15, 2019, Michael Rogers departed his positions as Chief Financial and Business Officer of the Company and as principal financial officer and principal accounting officer of the Company, effective immediately.

(3) Appointment of Joseph Gardner as Principal Executive Officer

On October 15, 2019, the Company appointed Joseph Gardner, the Company’s current President and Founder, as the Company’s principal executive officer on October 15, 2019, effective immediately.

Dr. Gardner’s biographical information and a description of his current compensatory arrangement with the Company is presented in the Company’s Proxy Statement filed with the SEC on April 30, 2019, as further revised in the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2019, and is incorporated by reference herein.

No change is currently anticipated in Dr. Gardner’s compensatory arrangement with the Company as a result of his appointment as the Company’s principal executive officer. Additionally, there are no arrangements or understandings between Dr. Gardner and any other persons pursuant to which he was selected as the Company’s principal executive officer. Dr. Gardner has no family relationship with any of the executive officers or directors of the Company.

(4) Appointment of Regina Marek as Principal Financial Officer and Principal Accounting Officer

On October 15, 2019, the Company appointed Regina Marek, the Company’s current Vice President of Finance, as the Company’s principal financial officer and principal accounting officer, effective immediately.

Regina Marek has served as the Company’s Vice President of Finance since August 2018. From July 2014 to July 2018, Ms. Marek served as vice president, corporate controller and vice president, integration for Milacron (NYSE: MCRN). From 2012 to 2014, Ms. Marek was vice president of internal audit at Macy’s (NYSE: M) and, prior to that she held multiple roles at Owens Corning (NYSE:OC) from 2005 to 2012 including controller of the residential insulation business and director of internal audit for the global composites business. Ms. Marek started her career at Ernst & Young in Cleveland and worked as an auditor and senior manager in the transaction advisory service practice group. Ms. Marek is a licensed CPA and received her B.S.B.A in Accounting from John Carroll University in 1991 and her M.B.A. from Bowling Green State University in 2012.

Ms. Marek’s offer letter provides for “at will” employment. Pursuant to the terms of her offer letter, and as further approved by the Board of Directors of the Company (the “Board”), Ms. Marek is entitled to receive an annual base salary of $240,000 and a target annual performance bonus of 30% of her annual base salary. In accordance with the offer letter, and as approved by the Board on August 9, 2018 (the “Grant Date”), Ms. Marek also received a stock option to purchase 80,000 shares of the Company’s common stock. To the extent permitted by applicable tax law, such options were granted in the form of an incentive stock option pursuant to the Company’s 2017 Stock Option and Incentive Plan (the “2017 Plan”). The options will have a ten-year term and will vest as to one quarter of the shares subject to the option on the first anniversary of the Grant Date and as to the remaining shares subject to the option in 36 equal monthly installments thereafter, subject to Ms. Marek’s continued service. The options have an exercise price per share equal to the closing price of the Company’s common stock on the Nasdaq Stock Market on the Grant Date.

Additionally, on May 14, 2019, the Board granted a retention stock option award pursuant to the 2017 Plan to Ms. Marek to purchase 153,300 shares of the Company’s common stock. The stock options vest 50% on June 30, 2020 and the remaining 50% vest on June 30, 2021, provided that Ms. Marek remains an employee of the Company or its subsidiaries on each vesting date. If Ms. Marek is terminated for a reason other than death, disability, or Cause (as defined in the 2017 Plan and the award agreements issued thereunder), such options (to the extent vested and exercisable as of the termination date), will remain exercisable for a period of two years following Ms. Marek’s termination date. On May 14, 2019, the Board also approved a cash retention payment to Ms. Marek, which is expected to be paid at the end of the second quarter in fiscal year 2020, in the amount of $120,000. Finally, on May 14, 2019, the Board adopted a severance arrangement pursuant to which Ms. Marek will receive certain severance benefits if she is terminated without Cause (as defined in the 2017 plan and the award agreements issued thereunder). Notwithstanding anything to the contrary in Ms. Marek’s offer letter, Ms. Marek will receive a continuation of her base salary for six months plus one week per year of service and a continuation of health benefits for six months.

Ms. Marek will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 000-53057) filed with the Securities and Exchange Commission on March 17, 2017. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Ms. Marek for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as one of our officers. In addition, Ms. Marek has previously entered into a Confidentiality and IP Assignment Agreement that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Ms. Marek’s employment and for one year thereafter.

Ms. Marek has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Marek and any other person pursuant to which she was appointed as an officer of the Company.

The foregoing description of the offer letter with Ms. Marek is qualified in its entirety by reference to the complete text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated July 15, 2018, by and between the Company and Gina Marek

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2019	AERPIO PHARMACEUTICALS, INC.

	By:	/s/ Joseph Gardner
Joseph Gardner
President and Founder